UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: January 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

LEGG MASON BW GLOBAL HIGH YIELD FUND

FORM N-Q

JANUARY 31, 2013

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 78.7%
CONSUMER DISCRETIONARY - 13.7%
Diversified Consumer Services - 0.9%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	200,000		$206,500

Hotels, Restaurants & Leisure - 5.7%
Arcos Dorados Holdings Inc., Senior Notes	10.250%	7/13/16	895,000	BRL	473,040	(a)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	150,000		167,250
Lottomatica Group SpA, Bonds	8.250%	3/31/66	150,000	EUR	211,275	(a)(b)
Marina District Finance Co. Inc., Senior Secured Notes	9.500%	10/15/15	230,000		234,025
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	200,000		216,000	(a)

Total Hotels, Restaurants & Leisure					1,301,590

Media - 3.4%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	400,000		452,000
Cerved Technologies SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	134,762	(a)(c)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	75,000		74,062	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	100,000		104,500	(a)

Total Media					765,324

Multiline Retail - 1.5%
House of Fraser Funding PLC, Senior Secured Notes	8.875%	8/15/18	200,000	GBP	334,116	(a)

Specialty Retail - 2.2%
Edcon Proprietary Ltd., Secured Notes	3.502%	6/15/14	250,000	EUR	327,570	(a)(b)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	170,000		170,000	(a)

Total Specialty Retail					497,570

TOTAL CONSUMER DISCRETIONARY					3,105,100

CONSUMER STAPLES - 7.1%
Food & Staples Retailing - 0.9%
Bakkavor Finance 2 PLC, Senior Secured Notes	8.250%	2/15/18	130,000	GBP	208,242	(a)

Food Products - 6.2%
Agrokor DD, Senior Bonds	9.875%	5/1/19	250,000	EUR	382,408	(a)
Agrokor DD, Senior Notes	8.875%	2/1/20	75,000		84,281	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	260,000	GBP	459,781	(a)
JBS USA LLC/JBS USA Finance Inc., Senior Notes	8.250%	2/1/20	430,000		462,250	(a)

Total Food Products					1,388,720

TOTAL CONSUMER STAPLES					1,596,962

ENERGY - 6.6%
Energy Equipment & Services - 0.9%
Floatel International Ltd., Senior Secured Bonds	8.000%	10/11/17	200,000		205,500	(a)

Oil, Gas & Consumable Fuels - 5.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Senior Notes	9.625%	10/15/18	360,000		378,000
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	100,000		99,750	(a)
Bill Barrett Corp., Senior Notes	7.000%	10/15/22	105,000		108,150
Energy XXI Gulf Coast Inc., Senior Notes	7.750%	6/15/19	250,000		271,250
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Senior Notes	8.375%	6/1/20	200,000		214,500	(a)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	200,000		$211,000	(a)

Total Oil, Gas & Consumable Fuels					1,282,650

TOTAL ENERGY					1,488,150

FINANCIALS - 8.1%
Capital Markets - 1.5%
Bormioli Rocco Holdings S.A., Senior Secured Notes	10.000%	8/1/18	250,000	EUR	347,937	(a)

Diversified Financial Services - 5.5%
Cabot Financial Luxembourg SA, Senior Secured Notes	10.375%	10/1/19	120,000	GBP	209,352	(a)
CorpGroup Banking SA, Senior Notes	6.750%	3/15/23	250,000		254,063	(a)
EC Finance PLC, Senior Secured Bonds	9.750%	8/1/17	175,000	EUR	256,624	(a)
Numericable Finance & Co. S.C.A., Senior Secured Notes	8.750%	2/15/19	180,000	EUR	257,846	(a)
Speedy Cash Inc., Senior Secured Notes	10.750%	5/15/18	250,000		269,375	(a)

Total Diversified Financial Services					1,247,260

Insurance - 1.1%
Towergate Finance PLC, Senior Secured Notes	8.500%	2/15/18	150,000	GBP	249,795	(a)

TOTAL FINANCIALS					1,844,992

HEALTH CARE - 5.2%
Health Care Providers & Services - 3.2%
HCA Inc., Senior Notes	7.500%	2/15/22	300,000		346,500
Health Net Inc., Senior Bonds	6.375%	6/1/17	170,000		179,775
Vanguard Health Holdings Co., II LLC/Vanguard Holding Co., II Inc., Senior Notes	7.750%	2/1/19	200,000		211,250

Total Health Care Providers & Services					737,525

Pharmaceuticals - 2.0%
Sky Growth Acquisition Corp., Senior Notes	7.375%	10/15/20	175,000		178,500	(a)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC, Senior Notes	7.750%	9/15/18	250,000		270,000

Total Pharmaceuticals					448,500

TOTAL HEALTH CARE					1,186,025

INDUSTRIALS - 13.3%
Airlines - 4.6%
Air Canada, Senior Secured Notes	9.250%	8/1/15	575,000		606,625	(a)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	250,000	GBP	430,217

Total Airlines					1,036,842

Building Products - 0.3%
BC Mountain LLC/BC Mountain Finance Inc., Senior Notes	7.000%	2/1/21	60,000		61,500	(a)

Commercial Services & Supplies - 3.7%
ALBA Group PLC & Co. KG, Senior Notes	8.000%	5/15/18	200,000	EUR	291,927	(a)
Iron Mountain Inc., Senior Bonds	8.375%	8/15/21	500,000		551,250

Total Commercial Services & Supplies					843,177

Construction & Engineering - 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	2/5/18	120,000	EUR	159,474	(a)

Machinery - 2.0%
Hyva Global BV, Senior Secured Notes	8.625%	3/24/16	470,000		455,900	(a)

Trading Companies & Distributors - 1.0%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	200,000		218,500	(a)

Transportation - 1.0%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	200,000	CHF	232,130	(a)

TOTAL INDUSTRIALS					3,007,523

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY - 3.1%
Electronic Equipment, Instruments & Components - 1.1%
MMI International Ltd., Senior Secured Notes	8.000%	3/1/17	250,000		$257,500	(a)

Internet Software & Services - 2.0%
eAccess Ltd., Senior Notes	8.375%	4/1/18	200,000	EUR	302,790	(a)
Equinix Inc., Senior Notes	7.000%	7/15/21	125,000		139,375

Total Internet Software & Services					442,165

TOTAL INFORMATION TECHNOLOGY					699,665

MATERIALS - 8.3%
Chemicals - 5.0%
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	140,000		137,900	(a)
Huntsman International LLC, Senior Notes	8.625%	3/15/21	325,000		372,125
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	240,000		247,200
Tronox Finance LLC, Senior Notes	6.375%	8/15/20	365,000		366,825	(a)

Total Chemicals					1,124,050

Construction Materials - 1.5%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	310,000		334,800	(a)

Containers & Packaging - 1.2%
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	275,000		284,625	(a)

Metals & Mining - 0.6%
New World Resources NV, Senior Notes	7.875%	1/15/21	100,000	EUR	128,312	(a)

TOTAL MATERIALS					1,871,787

TELECOMMUNICATION SERVICES - 8.9%
Diversified Telecommunication Services - 8.9%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	95,000		105,925	(a)
Digicel Ltd., Senior Notes	8.250%	9/1/17	275,000		291,500	(a)
Eileme 2 AB, Senior Notes	11.750%	1/31/20	250,000	EUR	393,762	(a)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	250,000		255,000	(a)
Sunrise Communications International SA, Senior Secured Notes	5.625%	12/31/17	150,000	CHF	168,947	(a)
Telecom Italia SpA., Senior Notes	6.375%	6/24/19	200,000	GBP	339,074
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	225,000		236,813	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.375%	2/15/18	160,000	EUR	225,938	(a)

TOTAL TELECOMMUNICATION SERVICES					2,016,959

UTILITIES - 4.4%
Electric Utilities - 1.6%
Viridian Group FundCo II, Senior Secured Notes	11.125%	4/1/17	260,000	EUR	368,032	(a)

Independent Power Producers & Energy Traders - 2.8%
AES Corp., Senior Notes	7.375%	7/1/21	300,000		334,500
Mirant Americas Generation LLC, Senior Notes	8.500%	10/1/21	250,000		290,000

Total Independent Power Producers & Energy Traders					624,500

TOTAL UTILITIES					992,532

TOTAL CORPORATE BONDS & NOTES (Cost - $16,698,205)					17,809,695

ASSET-BACKED SECURITIES - 2.2%
ACE Securities Corp., 2005-HE3 M2	0.654%	5/25/35	55,000		51,767	(b)
Household Home Equity Loan Trust, 2007-1 A4	0.565%	3/20/36	65,000		62,400	(b)
New Century Home Equity Loan Trust, 2005-3 M2	0.694%	7/25/35	225,000		214,770	(b)

See Notes to Schedule of Investments.

LEGG MASON BW GLOBAL HIGH YIELD FUND

Schedule of Investments (unaudited) (cont’d)	January 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Residential Asset Mortgage Products Inc., 2005-EFC3 M3	0.694%	8/25/35	120,000		$110,977	(b)
Wells Fargo Home Equity Trust, 2005-3 M3	0.664%	11/25/35	60,000		55,419	(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $492,618)					495,333

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.2%
GSR Mortgage Loan Trust, 2006-1F 2A9	6.000%	2/25/36	101,779		102,559
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AM	5.372%	5/15/47	100,000		106,816
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	61,637		58,544

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $267,292)					267,919

SOVEREIGN BONDS - 14.7%
Colombia - 0.6%
Empresa de Telecomunicaciones de Bogota SA, Senior Notes	7.000%	1/17/23	248,000,000	COP	145,274	(a)

Hungary - 2.1%
Hungary Government Bond, Bonds	5.500%	2/12/16	101,700,000	HUF	472,939

Mexico - 3.1%
Mexican Bonos, Bonds	8.500%	5/31/29	4,750,000	MXN	482,279
Mexican Bonos, Bonds	8.500%	11/18/38	2,040,000	MXN	210,136

Total Mexico					692,415

Portugal - 3.3%
Republic of Portuguese, Senior Bonds	4.950%	10/25/23	605,000	EUR	744,367	(a)

South Africa - 3.2%
Republic of South Africa, Bonds	6.750%	3/31/21	2,830,000	ZAR	321,313
Republic of South Africa, Bonds	6.500%	2/28/41	4,505,000	ZAR	409,295

Total South Africa					730,608

Turkey - 2.4%
Republic of Turkey, Bonds	10.000%	4/10/13	325,000	TRY	186,305
Republic of Turkey, Bonds	9.000%	3/5/14	615,000	TRY	361,657

Total Turkey					547,962

TOTAL SOVEREIGN BONDS (Cost - $3,139,036)					3,333,565

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $20,597,151)					21,906,512

SHORT-TERM INVESTMENTS - 0.9%
State Street Institutional Liquid Reserves Fund (Cost - $207,322)	0.135%		207,322		207,322

TOTAL INVESTMENTS - 97.7% (Cost - $20,804,473#)					22,113,834
Other Assets in Excess of Liabilities - 2.3%					529,536

TOTAL NET ASSETS - 100.0%					$22,643,370

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

BRL	— Brazilian Real
CHF	— Swiss Franc
COP	— Colombian Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
MXN	— Mexican Peso
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Country†

United States	38.3%
United Kingdom	10.4
Luxembourg	7.6
South Africa	5.5
Mexico	4.7
Portugal	3.4
Italy	3.1
Canada	2.7
Bermuda	2.7
Netherlands	2.6
Turkey	2.5
British Virgin Islands	2.1
Hungary	2.1
Croatia	2.1
Sweden	1.8
Japan	1.4
Germany	1.3
Malaysia	1.2
Chile	1.2
United Arab Emirates	1.0
Spain	0.7
Colombia	0.7
Short-Term Investments	0.9

Total Investments	100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of January 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global High Yield Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$17,809,695	—	$17,809,695
Asset-backed securities	—	495,333	—	495,333
Collateralized mortgage obligations	—	267,919	—	267,919
Sovereign bonds	—	3,333,565	—	3,333,565

Total long-term investments	—	$21,906,512	—	$21,906,512

Short-term investments†	$207,322	—	—	207,322

Total investments	$207,322	$21,906,512	—	$22,113,834

Other financial instruments:
Forward foreign currency contracts	—	$12,361	—	12,361

Total	$207,322	$21,918,873	—	$22,126,195

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$2,458	—	—	$2,458
Forward foreign currency contracts	—	$47,602	—	47,602

Total	$2,458	$47,602	—	$50,060

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of January 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $47,602. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(i) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At January 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,403,173
Gross unrealized depreciation	(93,812)

Net unrealized appreciation	$1,309,361

At January 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
German Euro Bund	4	3/13	$768,230	$770,688	$(2,458)

At January 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Polish Zloty	HSBC Bank USA, N.A.	1,378,000	$444,386	3/4/13	$(1,641)
British Pound	HSBC Bank USA, N.A.	187,000	296,504	3/18/13	(4,005)
Euro	HSBC Bank USA, N.A.	58,000	78,784	4/17/13	1,509
Euro	HSBC Bank USA, N.A.	100,000	135,835	4/17/13	876

					(3,261)

Contracts to Sell:
British Pound	JPMorgan Chase & Co.	311,000	493,131	3/12/13	7,131
British Pound	Barclays Bank PLC	130,000	206,126	3/18/13	2,845
Euro	Barclays Bank PLC	100,000	135,835	4/17/13	(2,593)
Euro	UBS AG	1,311,000	1,780,861	4/25/13	(35,312)
Swiss Franc	HSBC Bank USA, N.A.	180,000	197,998	4/29/13	(4,051)

					(31,980)

Net unrealized loss on open forward foreign currency contracts					$(35,241)

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at January 31, 2013.

	Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	—	$(2,458)	—	—	$(2,458)
Foreign Exchange Risk	—	—	$12,361	$(47,602)	(35,241)

Total	—	$(2,458)	$12,361	$(47,602)	$(37,699)

During the period ended January 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$256,896
Forward foreign currency contracts (to buy)	611,973
Forward foreign currency contracts (to sell)	2,548,092

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chairman and President

Date:	March 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chairman and President

Date:	March 26, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	March 26, 2013